Exhibit 10.1

Execution Version

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), is made and entered into as of December 7, 2012, by and among ATMOS ENERGY CORPORATION, a Texas and Virginia corporation (the “Borrower”), the several banks and other financial institutions from time to time party hereto (collectively, the “Lenders”) and THE ROYAL BANK OF SCOTLAND PLC, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Revolving Credit Agreement, dated as of May 2, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has notified the Administrative Agent and each of the Lenders that the Borrower proposes to increase the Aggregate Commitment Amount under the Credit Agreement by the amount of $200,000,000 which increase shall be made without using the existing $250,000,000 uncommitted incremental facility set forth in Section 2.21 of the Credit Agreement;

WHEREAS, certain Lenders have agreed to increase their Commitments, and certain other banks, financial institutions and lenders (the “New Lenders”) have agreed to join the Credit Agreement and to provide additional Commitments, all as requested by the Borrower and the Credit Agreement will continue to contemplate an up to $250,000,000 uncommitted incremental facility set forth in Section 2.21 of the Revolving Credit Agreement that may be used in addition to the incremental Commitments provided below;

WHEREAS, the Borrower has also requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

1. Increase in Commitments. Each of the parties hereto consents to the increase in the aggregate principal amount of the Commitments to $950,000,000. Each Lender executing this Amendment and each New Lender agrees that, effective as of the Second Amendment Date (defined below), its Commitment is in the amount set forth on Schedule II. Each of the parties acknowledges and agrees that the Commitments of each of the Lenders and the New Lenders are several and not joint commitments and obligations of such Lender. Immediately after giving effect to this Amendment, the outstanding Borrowings shall be reallocated ratably based upon the Commitments as set forth on Schedule II. Each of the parties hereto acknowledges and agrees that the foregoing increase in the Commitments is independent of Section 2.21 of the Credit Agreement, and the Borrower retains the right to further increase the Commitments by up to $250,000,000 after the Second Amendment Date on the terms set forth in Section 2.21 of the Credit Agreement.

2.    Amendments.

(a) Section 1.1 of the Credit Agreement is hereby amended by replacing the definitions of “Aggregate Commitment Amount”, “Co-Documentation Agents” and “Joint Lead Arrangers” in their entirety with the following definitions:

“Aggregate Commitment Amount” shall mean the aggregate principal amount of the Aggregate Commitments from time to time. On the Second Amendment Date, the Aggregate Commitment Amount equals $950,000,000.

“Co-Documentation Agents” shall mean, collectively, Bank of America, N.A., U.S. Bank National Association, Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A.

“Joint Lead Arrangers” shall mean, collectively, RBS Securities, Inc., Crédit Agricole Corporate and Investment Bank, Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bank National Association, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC.

(b) Section 1.1 of the Credit Agreement is hereby amended by adding the following definition of “Second Amendment Date” in the appropriate alphabetical order:

“Second Amendment Date” shall mean the date that all conditions to the effectiveness of the Second Amendment to Revolving Credit Agreement between Borrower and the Lender relating to this Credit Agreement are satisfied.

(c) Section 2.3 of the Credit Agreement is hereby amended by replacing the first sentence of such Section in its entirety with the following:

The Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of each Borrowing substantially in the form of Exhibit 2.3 (a “Notice of Borrowing”) (x) prior to 9:30 A.M. (New York time) on the requested date of each Base Rate Borrowing and (y) prior to 11:00 a.m. (New York time) three (3) Business Days prior to the requested date of each Eurodollar Borrowing.

(d) Section 2.4 of the Credit Agreement is hereby amended by replacing the first sentence of subsection (a) of such Section in its entirety with the following:

Each Lender will make available each Loan to be made by it hereunder on the proposed date thereof by wire transfer in immediately available funds by 12:00 noon (New York time) to the Administrative Agent at the Payment Office.

(e) Section 5.8 of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

Section 5.8. Use of Proceeds . The proceeds of the Loans may be used solely (a) to refinance the indebtedness under each of the Existing Five-Year Credit Agreement on the Closing Date and to pay related fees and expenses, (b) to fund future acquisitions permitted by Section 4.14 and (c) for working capital, capital expenditures and other lawful corporate purposes of the Borrower.

(f) Schedule II of the Credit Agreement is hereby amended by replacing such schedule in its entirety with the Schedule II attached hereto.

3. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment, the increase in the Commitments and the other terms contemplated hereby shall not become effective, and the Borrower shall have no rights under this Amendment, until:

(a) the Administrative Agent shall have received (i) the fees set forth in that Fee Letter dated as of November 12, 2012 among the Borrower, the Administrative Agent and RBS Securities Inc., (ii) such fees as the Borrower has previously agreed to pay the Administrative Agent or any of its affiliates in connection with this Amendment, (iii) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent);

(b) the following credit arrangements shall have been finalized and closed by Atmos Energy Marketing, LLC (“AEM”):

(i) the termination of the Fifth Amended and Restated Credit Agreement between AEM, BNP Paribas, and the other lenders party thereto; and

(ii) the execution and delivery of the Continuing Letter of Credit Agreement between AEM and BNP Paribas;

(c) the Administrative Agent shall have received each of the following documents:

(i) executed counterparts to this Amendment from the Borrower and the Required Lenders;

(ii) a certificate of the Secretary or Assistant Secretary of the Borrower in the form of Exhibit 3.1(b)(iii), attaching and certifying copies of its bylaws and of the resolutions of its boards of directors, authorizing the execution, delivery and performance of the Amendment and certifying the name, title and true signature of each officer of the Borrower executing the Amendment;

(iii) certified copies of the articles or certificate of incorporation of the Borrower, together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdictions of organization of the Borrower and each other jurisdiction in which the failure to so qualify and be in good standing would have or would reasonably be expected to have a Material Adverse Effect; and

(iv) a favorable written opinion of inside or outside counsel to the Borrower, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the Borrower, the Amendment and the transactions contemplated herein as the Administrative Agent or the Required Lenders shall reasonably request.

4. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent:

(a) The Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdictions of its incorporation, (b) is duly qualified and in good standing as a foreign corporation authorized to do business in every jurisdiction where the failure to so qualify would have or would reasonably be expected to have a Material Adverse Effect and (c) has the requisite corporate power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted;

(b) The execution, delivery and performance by the Borrower of the Amendment is within the Borrower’s organizational powers and has been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action;

(c) The execution, delivery and performance by the Borrower of this Amendment do not (i) require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, court or third party, except those as have been obtained or made and are in full force and effect, (ii) violate or conflict with, in any material respect, any provision of its articles of incorporation or bylaws, (iii) violate, contravene or conflict with, in any material respect, any law, regulation (including without limitation, Regulation U, Regulation X or any regulation promulgated by the Federal Energy Regulatory Commission), order, writ, judgment, injunction, decree or permit applicable to it, (iv) except as would not reasonably be expected to result in a Material Adverse Effect, violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it or its properties may be bound, or (v) in any material respect, result in or require the creation of any Lien upon or with respect to its properties, other than a Permitted Lien;

(d) This Amendment has been duly executed and delivered for the benefit of or on behalf of the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(e) After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

5. Joinder.

(a) By executing and delivering this Amendment, each New Lender hereby becomes a party to the Credit Agreement as a Lender thereunder with the same force and effect as if originally named therein as a Lender, and without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Lender thereunder and agrees to provide a Commitment to the Borrower under the Credit Agreement in the amount shown on Schedule II hereto as of the Second Amendment Date.

(b) Each New Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it meets all requirements of an eligible assignee under Section 9.4 of the Credit Agreement (subject to receipt of such consents as may be required under Section 9.4(b)(iii) of the Credit Agreement), (C) from and after the Second Amendment Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitment, as set forth on Schedule II, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to make its Commitment as set forth on Schedule II on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, it has delivered to the Administrative Agent, any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

6. Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Credit Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Credit Document for all purposes of the Credit Agreement.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

8. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

9. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

10. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

11. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

12. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower, by their respective authorized officers as of the day and year first above written.

BORROWER:

ATMOS ENERGY CORPORATION, as Borrower

By:	/s/ BRET J. ECKERT
Name: Bret J. Eckert
Title: Senior Vice President and CFO

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC,
as Administrative Agent and as a Lender

By:	/s/ MATTHEW MAIN
Name: Matthew Main
Title: Authorised Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:	/s/ DARRELL STANLEY
Name: Darrell Stanley
Title: Managing Director

By:	/s/SHARADA MANNE
Name: Sharada Manne
Title: Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ JOHN EYERMAN
Name: John Eyerman
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ WILLIAM A. MERRITT, III
Name: William A. Merritt, III
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ SARA OLESEN
Name: Sara Olesen
Title: Assistant Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ ANDREW ORAM
Name: Andrew Oram
Title: Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

BNP PARIBAS, as a Lender

By:	/s/ DENIS O’MEARA
Name: Denis O’Meara
Title: Managing Director

By:	/s/ PASQUALE PERRAGLIA
Name: Pasquale Perraglia
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ LANA GIFAS
Name: Lana Gifas
Title: Director

By:	/s/ IRJA R. OTSA
Name: Irja R. Otsa
Title: Associate Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ ALLEN R. KING
Name: Allen R. King
Title: SVP

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ MARK WALTON
Name: Mark Walton
Title: Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ JOHN E. ZUR III
Name: John E. Zur III
Title: Authorized Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ KELLY CHIN
Name: Kelly Chin
Title: Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

BOKF, N.A. DBA BANK OF TEXAS, as a Lender

By:	/s/ DAVID K. FELAN
Name: David K. Felan
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ THOMAS LEE
Name: Thomas Lee
Title: Second Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT]

Schedule II

COMMITMENT AMOUNTS

Lender	Commitment Amount
The Royal Bank of Scotland plc	$76,000,000
Crédit Agricole Corporate and Investment Bank	$76,000,000
JPMorgan Chase Bank, N.A.	$76,000,000
U.S. Bank National Association	$76,000,000
Wells Fargo Bank, National Association	$76,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$71,250,000
BNP Paribas	$71,250,000
UBS AG, Stamford Branch	$71,250,000
Bank of America, N.A.	$60,000,000
Branch Banking and Trust Company	$60,000,000
Goldman Sachs Bank USA	$60,000,000
Morgan Stanley Bank, N.A.	$60,000,000
Deutsche Bank AG New York Branch	$56,250,000
Bokf, N.A. dba Bank of Texas	$35,000,000
The Northern Trust Company	$25,000,000

TOTAL	$950,000,000